UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 6, 2026

Maison Solutions Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41720	84-2498787
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

127 N. Garfield Ave., Monterey Park, California 91754

(Address of principal executive offices) (Zip Code)

(626) 737-5888

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	MSS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On July 2, 2026, Maison Solutions Inc. (the “Company”) entered into an Equity Purchase Agreement (the “Agreement”) with DNL Management Inc., a California corporation (the “Buyer”). Pursuant to the Agreement, the Company agreed to sell all of its 91.67% equity interest (the “Equity Interest”), representing 91.67% of the issued and outstanding shares of common stock, in Super HK of El Monte, Inc., a California corporation (“Super HK of El Monte”), to the Buyer.

The purchase price for the Equity Interest is one dollar ($1.00). The transaction contemplated by the Agreement closed on July 2, 2026, simultaneously with the execution of the Agreement. The Agreement was approved by the Company’s Board of Directors on July 2, 2026. Solely as between the Company and the Buyer, the sale of the Equity Interest is deemed effective as of 12:01 a.m. Pacific Time on April 30, 2026; such effective time governs the allocation of the economic results of Super HK of El Monte between the parties only and does not alter the date on which legal title transferred.

Under the Agreement, the Buyer acquired the Equity Interest on an “as-is, where-is” basis and assumed all debts, obligations, and liabilities of Super HK of El Monte of any kind, whether known or unknown and whether arising before, on, or after the closing. The Agreement contains customary representations, warranties, and covenants by both the Company and the Buyer.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.01 Completion of Disposition of Assets.

The execution of the Equity Purchase Agreement and the closing of the disposition of the Equity Interest occurred simultaneously. The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Equity Purchase Agreement, dated July 2, 2026, by and between Maison Solutions Inc. and DNL Management Inc.*
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Schedules and exhibits to the Equity Purchase Agreement have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish a copy of any omitted schedule or exhibit to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Maison Solutions Inc.

Date:	July 6, 2026

By:	/s/ John Xu
Name:	John Xu
Title:	Chief Executive Officer, Chairman and President

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